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                                                                Exhibit 10.26(b)



                                List of Exhibits

                                     to the

                          Underwriters Credit Agreement




Exhibit Number            Description
--------------            -----------



         A                Form of Continuing Letter of Credit Agreement



         B                Form of Transfer Supplement



         C                Contents of Opinions of Counsel



         D                Form of Compliance Certificate



         E                List of Existing Letters of Credit



         F                Letter of Credit Application



         G                Form of Account Party Accession Instrument



         H-1              Form of Note of Underwriters Re Group, Inc.



         H-2              Form of Note of Underwriters Reinsurance Company



         H-3              Form of Note of Venton Underwriting Limited



       2.01(b)            Form of Evergreen Provision



       3.03               Approvals and Consents



       3.04               Governmental Consents



       3.05               Financial Statements



       3.07               Taxes



       3.09               Insurance Licenses



       3.13               Environmental Laws



       3.16               Capitalization



       3.17               ERISA

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
       3.23               Ownership of Properties



       3.24               Indebtedness



       6.14               Investments



       6.16               Liens
